                                                                          (d)(1)

                                   AMENDMENT
                                       TO
                      MASTER INVESTMENT ADVISORY AGREEMENT

     WHEREAS, MacKay-Shields Financial Corporation ("MacKay") is a party to a master investment advisory agreement with the MainStay VP Series Fund, Inc. (the "Fund") dated December 15, 1996 (the "Agreement");

     WHEREAS, MacKay has converted from a corporation to a limited liability company under Delaware law;

     WHEREAS, New York Life Insurance Company, the ultimate parent of MacKay, recommended to the Board of Directors of the Fund (the "Board") at its meeting on August 17, 1999 that the Board approve an amendment to the Agreement to reflect the conversion of MacKay to a limited liability corporation; and

     WHEREAS, the Board did so approve such amendment;

     NOW THEREFORE, the parties hereby agree as follows:

     Effective as of October 1, 1999, the Agreement is hereby amended to delete each reference to MacKay-Shields Financial Corporation in its entirety and replace it with MacKay Shields LLC.

     IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed by their duly authorized officers hereunto duly attested as of the date and year written below.

Dated: November __, 1999

                                             MainStay VP Series Fund, Inc.

                                        By:
----------------------------                 -----------------------------
Attest


----------------------------                 -----------------------------
Title                                        Title

                                             MacKay Shields LLC

                                        By:
----------------------------                 -----------------------------
Attest


----------------------------                 -----------------------------
Title                                        Title

                      MASTER INVESTMENT ADVISORY AGREEMENT

     Agreement, made as of the 15th day of December, 1996 between MainStay VP Series Fund, Inc., a Maryland corporation (the "Company"), and MacKay-Shields Financial Corporation (the "Adviser").

     WHEREAS, the Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the shares of common stock of the Company (the "Shares") are divided into separate series (the "Funds"), each of which is established pursuant to a written instrument executed by the Directors of the Company, and the Directors may from time to time terminate such series or establish and terminate additional Funds; and

     WHEREAS, the Company desires to retain the Adviser to render investment advisory services to the Company with regard to such Funds as shall be designated in supplements to this Agreement, and the Adviser is willing to render such services;

     NOW, THEREFORE, the parties agree as follows:

     1. Appointment. The Company hereby appoints the Adviser to sit as investment adviser to such Funds as shall be designated in supplements to the Agreement for the period and on the terms set forth in the Agreement. The Adviser accepts such appointment and agrees to render the services herein described, for the compensation herein provided.

     2. Investment Advisory Services. Subject to the supervision of the Directors of the Company, the Adviser shall manage the investment operations of each Fund and the composition of the portfolio of each Fund, including the purchase, retention and disposition thereof, in accordance with the investment objectives, policies and restrictions specified in the currently effective prospectus and statement of additional information (the "Prospectus") and subject to the following understandings:

     (a) The Adviser shall provide supervision of each Fund's investments and determine from time to time what investments or securities will be purchased, retained, sold or lent by each Fund, and what portion of each Funds's assets will be invested or held uninvested as cash.

     (b) The Adviser shall use its best judgment in the performance of its duties under this Agreement.

     (c) The Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Articles of Incorporation, By-Laws and Prospectus of the Company and with the instructions and directions of the Directors of the Company and will conform to and comply with the requirements of the 1940 Act and all other applicable Federal and state laws and regulations.

     (d) The Adviser shall determine the securities to be purchased or sold by each Fund and will place orders pursuant to its determinations with or through such persons, brokers or dealers (including NYLIFE Securities Inc.) in conformity with the policy with respect to brokerage as set forth in a Fund's Prospectus or as the Directors may direct form time to time. It is recognized that, in providing each Fund with investment supervision of the placing of orders for portfolio transactions, the Adviser will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Adviser may be a party. It is understood that neither the Company nor the Adviser has adopted a formula for allocation of the Company's investment transaction business. It is also understood that it is desirable for the Company that the Adviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher cost to the Company than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for each Fund with such brokers, subject to review by the Company's Directors from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Adviser in connection with its services to other clients.

     On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Funds as well as other clients, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and to such other clients.

     (e) The Adviser shall maintain all books and records with respect to the Funds' securities transactions required by the provisions or rules or regulations of the Securities and Exchange Commission (the "SEC") under Section 31(a) of the 1940 Act and shall render to the Company's Directors such periodic and special reports as the Directors may reasonably request.

     (f) The Adviser shall provide the Funds' Custodian on each business day with information relating to the execution of all portfolio transactions pursuant to standing instructions.

     3. Authorization to Serve in Dual Capacities. The Adviser shall authorize and permit any of its directors, officers and employees who may be elected or appointed as Directors or officers of the Company to serve in the capacities in which they are elected or appointed. Services to be furnished by the Adviser under this Agreement amy be furnished through the medium of any of such directors, officers, or employees.

     4. Ownership of Records. The Advisor shall keep the Funds' books and records required to be maintained by it pursuant to paragraph 2 hereof. The Adviser agrees that all records which it maintains for the Funds are the property of the Funds, and it will surrender promptly to the Funds any of such records upon the Funds' request; provided that the Adviser may at its own expense make and retain copies of such records. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 as promulgated by the Commission under the 1940 Act any such records as are required to be maintained by the Adviser pursuant to paragraph 2 hereof.

     5. Fees. In consideration of the services to be rendered by the Adviser pursuant to this Agreement, each Fund shall pay the Adviser a monthly fee based on the average daily value (as determined on each business day at the time set forth in the Prospectus of the Fund for determining net asset value per share) of the net assets of the Fund during the preceding month at the annual rates set forth in a supplement to this Agreement with respect to each Fund. If the fees payable to the Adviser pursuant to this paragraph 5 begin to accrue before the end of any month or if this Agreement terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of a Fund shall be computed in the manner specified in the Fund's Prospectus for the computation of net asset value. For purposes of this Agreement, a "business day" is any day on which the New York Stock Exchange is open for trading with the exception of Christmas Eve and the Friday after Thanksgiving.

     6. Expenses. During the term of this Agreement the Adviser will pay (i) the salaries and expenses of all its personnel, and (ii) all expenses incurred by it in managing the investment operations of each Fund other than those assumed by the Administrator of the Company or the Company pursuant to the Administration Agreement between the Company and the Administrator or by the Administrator or other third party under a separate agreement or arrangement.

     7. Liability. The Adviser shall not be liable for any error of judgment for any loss suffered by the Funds in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     8. Duration and Termination. This Agreement shall continue in effect with respect to each Fund for a period of one year from the date hereof and from year to year thereafter, but only so long as such continuance is specifically approved at least annually with respect to each Fund in conformity with the requirements of the 1940 Act and the Rules thereunder; provided, however, that this Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by vote of a majority of the Directors of the Company or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund, or by the Adviser at any time, without the payment of any penalty, upon sixty (60) days written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

     9. Services to Other Clients. Nothing in this Agreement shall limit or restrict the right of any of the Adviser's directors, officers, or employees who may also be a Director, officer or employee of the Company to engage in other business or to devote his time and attention in part to management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Adviser's right to engage in any other business or to render services of any kind to any other corporation, trust, firm, individual or association.


     10. Use of Name. It is understood that the name "MainStay" or any derivative thereof or logo associated with that name is the valuable property of New York Life Insurance Company and its affiliates, and that the Company has the right to use such name or derivative or logo only with the approval of New York Life Insurance Company. Upon notification by New York Life Insurance Company to cease to use such name, the Company (to the extent that it lawfully can) will cease to use such name or any other name indicating that the Company is advised by or otherwise connected with New York Life Insurance Company or any organization which shall have succeeded to its business.


     11. Miscellaneous. (a) Nothing herein will be construed as constituting the Adviser as an agent of the Company.

                         (b) This agreement may be amended by mutual consent,
but the consent of each Fund, if required, must be obtained in conformity with the requirements of the 1940 Act and the rules thereunder.

                         (c) Any notice or other communication required to be
given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Adviser at 9 West 57th Street, New York, New York 10019, Attention: Jeffrey Platt; or (2) to the Company at 51 Madison Avenue, New York, New York 10010, Attention: President.

                         (d) This Agreement shall be governed by and construed
in accordance with the laws of the State of New York.

                         (e) If any provision of this Agreement shall be
held or made invalid by a court decision, statue, rule or otherwise, the remainder of this Agreement shall not affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.


                         (f) The captions in the Agreement are included
for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.


     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                                   MainStay VP Series Fund, Inc.

                                   By: /s/ Anne F. Pollock
                                      --------------------------------
                                      Name:   Anne F. Pollack
                                      Title:  President



                                   MacKay-Shields Financial Corporation

                                   BY: /s/ Ravi Akhoury
                                       --------------------------------
                                       Name:  Ravi Akhoury
                                       Title: Chairman and CEO

                                   AMENDMENT
                                       TO
                              INVESTMENT ADVISORY
                              AGREEMENT SUPPLEMENT



     WHEREAS, MacKay-Shields Financial Corporation ("MacKay") is a party to a master investment advisory agreement with the MainStay VP Series Fund, Inc. (the "Fund") dated December 15, 1996 (the "Agreement");

     WHEREAS, MacKay also is a party to a supplement to the Agreement dated December 15, 1996 on behalf of the Capital Appreciation Portfolio (the "Supplement");

     WHEREAS, MacKay has converted from a corporation to a limited liability company under Delaware law;

     WHEREAS, New York Life Insurance Company, the ultimate parent of MacKay, recommended to the Board of Directors of the Fund (the "Board") at its meeting on August 17, 1999 that the Board approve an amendment to the Agreement to reflect the conversion of MacKay to a limited liability corporation; and

     WHEREAS, the Board did so approve such amendment;

     NOW THEREFORE, the parties hereby agree as follows:

     Effective as of October 1, 1999, the Supplement is hereby amended to delete each reference to MacKay-Shields Financial Corporation in its entirety and replace it with MacKay Shields LLC.

     IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed by their duly authorized officers hereunto duly attested as of the date and year written below.

Dated: November     , 1999.
              ------



                                                  MainStay VP Series Fund, Inc.





-------------------------                    By:
Attest                                            ---------------------------



-------------------------                         ---------------------------
Title                                             Title

                                                        MacKay Shields LLC







                                                     By:
-------------------------                               ------------------------
Attest





-------------------------                               ------------------------
Title                                                   Title

                         MainStay VP SERIES FUND, INC.

                              INVESTMENT ADVISORY
                              AGREEMENT SUPPLEMENT


                         CAPITAL APPRECIATION PORTFOLIO


     AGREEMENT made as of the 15th day of December, 1996, by and between MainStay VP Series Fund, Inc. (the "Company") and MacKay-Shields Financial Corporation (the "Adviser").

     WHEREAS, the Company is an open-end management investment company, organized as a Maryland corporation, and consists of such separate investment series as have been or may be established and designated by the Directors of the Company from time to time;

     WHEREAS, a separate class of shares of the Company is offered to investors with respect to each investment series;

     WHEREAS, the Company has adopted a Master Investment Advisory Agreement ("Master Agreement") dated December 15, 1996, pursuant to which the Company has appointed the Adviser to provide the investment advisory services specified in that Master Agreement; and

     WHEREAS, Capital Appreciation Portfolio (the "Fund") is a separate investment series of the Company.

     NOW, THEREFORE, the Directors of the Company hereby take the following actions, subject to the conditions set forth:

     1. As provided for in the Master Agreement, the Company hereby adopts the Master Agreement with respect to the Fund, and the adviser hereby acknowledges that the Master Agreement shall pertain to the Fund, the terms and conditions of such Master Agreement being hereby incorporated herein by reference.

     2. The Term "Fund" as used in the Agreement shall, for purposes of this Supplement, pertain to the Fund.

     3. As provided in the Master Agreement and subject to further conditions as set forth therein, the Fund shall pay the Adviser a monthly fee based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the fund during the preceding month at the annual rate of 0.36% of the Fund's average daily net assets.

       4. This Supplement and the Master Agreement (together, the "Agreement") shall become effective with respect to the Fund on December 15, 1996 and shall continue in effect with respect to the Fund for a period of one year from the date hereof and from year to year thereafter, but only so long as such continuance is specifically approved at least annually in conformity with the requirements of the Investment Company Act of 1940 (the "1940 Act") and the rules thereunder. This Agreement may be terminated with respect to the Fund at any time, without payment of any penalty, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by vote of a majority of the Company's Board of Directors, or by the Adviser at any time, without the payment of any penalty, on not more than sixty (60) days' nor less than thirty (30) days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

                                   MAINSTAY VP SERIES FUND, INC., on behalf of CAPITAL APPRECIATION PORTFOLIO

                                   By:  /s/ ANNE F. POLLACK
                                       --------------------------
                                       Name:   Anne F. Pollack
                                       Title:  President

                                   MACKAY-SHIELDS FINANCIAL CORPORATION

                                   By:  /s/ RAVI AKHOURY
                                       --------------------------
                                       Name:   Ravi Akhoury
                                       Title:  Chairman and CEO

                                   AMENDMENT
                                       TO
                              INVESTMENT ADVISORY
                              AGREEMENT SUPPLEMENT

       WHEREAS, MacKay-Shields Financial Corporation ("MacKay") is a party to a master investment advisory agreement with the MainStay VP Series Fund, Inc. (the "Fund") dated December 15, 1996 (the "Agreement");

       WHEREAS, MacKay also is a party to a supplement to the Agreement dated December 15, 1996 on behalf of the Cash Management Portfolio (the "Supplement");

       WHEREAS, MacKay has converted from a corporation to a limited liability company under Delaware law;

       WHEREAS, New York Life Insurance Company, the ultimate parent of MacKay, recommended to the Board of Directors of the Fund (the "Board") at its meeting on August 17, 1999 that the Board approve an amendment to the Agreement to reflect the conversion of MacKay to a limited liability corporation; and

       WHEREAS, the Board did so approve such amendment;

       NOW THEREFORE, the parties hereby agree as follows:

       Effective as of October 1, 1999, the Supplement is hereby amended to delete each reference to MacKay-Shields Financial Corporation in its entirety and replace it with MacKay Shields LLC.

       IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed by their duly authorized officers hereunto duly attested as of the date and year written below.

Dated: November __, 1999.


                                             MainStay VP Series Fund, Inc.

                                         By:
--------------------                         --------------------
Attest


--------------------                         --------------------
Title                                        Title

                                             MacKay Shields LLC

                                         By:
--------------------                         --------------------
Attest


--------------------                         --------------------
Title                                        Title

                         MAINSTAY VP SERIES FUND, INC.

                              INVESTMENT ADVISORY
                              AGREEMENT SUPPLEMENT

                           CASH MANAGEMENT PORTFOLIO

       AGREEMENT made as of the 15th day of December, 1996, by and between MainStay VP Series Fund, Inc. (the "Company") and MacKay-Shields Financial Corporation (the "Adviser").

       WHEREAS, the Company is an open-end management investment company, organized as a Maryland corporation, and consists of such separate investment series as have been or may be established and designated by the Directors of the Company from time to time;

       WHEREAS, a separate class of shares of the Company is offered to investors with respect to each investment series;

       WHEREAS, the Company has adopted a Master Investment Advisory Agreement ("Master Agreement") dated December 15, 1996, pursuant to which the Company has appointed the Adviser to provide the investment advisory services specified in that Master Agreement; and

       WHEREAS, Cash Management Portfolio (the "Fund") is a separate investment series of the Company.

       NOW, THEREFORE, the Directors of the Company hereby take the following actions, subject to the conditions set forth:

       1. As provided for in the Master Agreement, the Company hereby adopts the Master Agreement with respect to the Fund, and the Adviser hereby acknowledges that the Master Agreement shall pertain to the Fund, the terms and conditions of such Master Agreement being hereby incorporated herein by reference.

       2. The term "Fund" as used in the Agreement shall, for purposes of this Supplement, pertain to the Fund.

       3. As provided in the Master Agreement and subject to further conditions as set forth therein, the Fund shall pay the Adviser a monthly fee based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month at the annual rate of 0.25% of the Fund's average daily net assets.

       4. This supplement and the Master Agreement (together, the "Agreement") shall become effective with respect to the Fund on December 15, 1996 and shall continue in effect with respect to the Fund for a period of one year from the date hereof and from year to year thereafter, but only so long as such continuance is specifically approved at least annually in conformity with the requirements of the Investment Company Act of 1940 (the "1940 Act") and the rules thereunder. This agreement may be terminated with respect to the Fund at any time, without payment of any penalty, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by vote of a majority of the Company's Board of Directors, or by the Adviser at any time, without the payment of any penalty, on not more than sixty (60) days' nor less than thirty (30) days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

                                   MAINSTAY VP SERIES FUND, INC., on behalf of CASH MANAGEMENT PORTFOLIO

                                   By:  /s/ ANNE F. POLLACK
                                       --------------------------
                                       Name:   Anne F. Pollack
                                       Title:  President

                                   MACKAY-SHIELDS FINANCIAL CORPORATION

                                   By:  /s/ RAVI AKHOURY
                                       --------------------------
                                       Name:   Ravi Akhoury
                                       Title:  Chairman and CEO

                                   AMENDMENT
                                       TO
                              INVESTMENT ADVISORY
                              AGREEMENT SUPPLEMENT

     WHEREAS, MacKay-Shields Financial Corporation ("MacKay") is a party to a master investment advisory agreement with the MainStay VP Series Fund, Inc. (the "Fund") dated December 14, 1994 (the "Agreement"), which Agreement was restated as of December 15, 1996;

     WHEREAS, MacKay also is a party to a supplement to the Agreement dated August 22, 1996 on behalf of the Convertible Portfolio (the "Supplement");

     WHEREAS, MacKay has converted form a corporation to a limited liability company under Delaware law;

     WHEREAS, New York Life Insurance Company, the ultimate parent of MacKay, recommended to the Board of Directors of the Fund (the "Board") at its meeting on August 17, 1999 that the Board approve an amendment to the Agreement to reflect the conversion of MacKay to a limited liability corporation; and

     WHEREAS, the Board did so approve such amendment;

     NOW THEREFORE, the parties hereby agree as follows:

     Effective as of October 1, 1999, the Supplement is hereby amended to delete each reference to MacKay-Shields Financial Corporation in its entirety and replace it with MacKay Shields LLC.

     IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed by their duly authorized officers hereunto duly attested as of the date and year written below.


Dated:November __, 1999.


                                          MainStay VP Series Fund, Inc.



___________________________          By:  _____________________________
Attest

___________________________               _____________________________
Title                                     Title

                                                  MacKay Shields LLC


___________________________                  By:  ______________________________
Attest

___________________________                       ______________________________
Title                                             Title

                      NEW YORK LIFE MFA SERIES FUND, INC.

                              INVESTMENT ADVISORY
                              AGREEMENT SUPPLEMENT

                              CONVERTIBLE PORTFOLIO


     AGREEMENT made as of the 22nd day of August, 1996, by and between New York Life MFA Series Fund, Inc. (the "Company") and
MacKay-Shields Financial Corporation (the "Adviser").

     WHEREAS, the Company is an open-end management investment company, organized as a Maryland corporation, and consists of such separate investment series as have been or may be established and designated by the Directors of the Company from time to time;

     WHEREAS, a separate class of shares of the Company is offered to investors with respect to each investment series;

     WHEREAS, the Company has adopted a Master Investment Advisory Agreement ("Master Agreement ") dated December 15, 1994, pursuant to which the Company has appointed the Adviser to provide the investment advisory services specified in that Master Agreement; and

     WHEREAS, Convertible Portfolio (the "Fund") is a separate investment series of the Company.

     NOW, THEREFORE, the Directors of the Company hereby take the following actions, subject to the conditions set forth:

     1. As provided for in the Master Agreement, the Company hereby adopts the Master Agreement with respect to the Fund, and the Adviser hereby acknowledges that the Master Agreement shall pertain to the Fund, the terms and conditions of such Master Agreement being hereby incorporated herein by reference.

     2. The term "Fund" as used in the Agreement shall, for purposes of this Supplement, pertain to the Fund.

     3. As provided in the Master Agreement and subject to further conditions as set forth therein, the Fund shall pay the Adviser a monthly fee based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month at the annual rate of 0.36% of the Fund's average daily net assets.

     4. This Supplement and the Master Agreement (together, the "Agreement") shall become effective with respect to the Fund on August 22,1996 and shall continue in effect with respect to the Fund until December 15, 1997, and from year to year thereafter only so long as the continuance is specifically approved at least annually in conformity with the requirements of the Investment Company Act of 1940 (the "1940 Act") and the rules thereunder. This Agreement may be terminated with respect to the Fund at any time, without payment of any penalty, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940
Act) or by vote of a majority of the Company's Board of Directors, or by the Adviser at any time, without the payment of any penalty, on not more than sixty (60) days' nor less than thirty (30) days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).



                              NEW YORK LIFE MFA SERIES FUND, INC., on
                              behalf of CONVERTIBLE PORTFOLIO

                              By:  _________________________________
                                   Title: President

                              MACKAY-SHEILDS FINANCIAL CORPORATION

                              By:  _________________________________
                                   Title: CEO

                                   AMENDMENT
                                       TO
                              INVESTMENT ADVISORY
                              AGREEMENT SUPPLEMENT

     WHEREAS, MacKay-Shields Financial Corporation ("MacKay") is a party to a master investment advisory agreement with the MainStay VP Series Fund, Inc. (the "Fund") dated December 15, 1996 (the "Agreement");

     WHEREAS, MacKay also is a party to a supplement to the Agreement dated December 15, 1996 on behalf of the Government Portfolio (the "Supplement");

     WHEREAS, MacKay has converted from a corporation to a limited liability company under Delaware law;

     WHEREAS, New York Life Insurance Company, the ultimate parent of MacKay, recommended to the Board of Directors of the Fund (the "Board") at its meeting on August 17, 1999 that the Board approve an amendment to the Agreement to reflect the conversion of MacKay to a limited liability corporation; and

     WHEREAS, the Board did so approve such amendment;

     NOW THEREFORE, the parties hereby agree as follows:

     Effective as of October 1, 1999, the Supplement is hereby amended to delete each reference to MacKay-Shields Financial Corporation in its entirety and replace it with MacKay Shileds LLC.

     IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed by their duly authorized officers hereunto duly attested as of the date and year written below.

Dated: November __, 1999.



                                                  MainStay VP Series Fund, Inc.

_____________________________                By:  ______________________________
Attest

_____________________________                     ______________________________
Title                                             Title

                                            MacKay Shields LLC

_____________________________          By:  ____________________________________
Attest

_____________________________               ____________________________________
Title                                       Title

                         MAINSTAY VP SERIES FUND, INC.

                              INVESTMENT ADVISORY
                              AGREEMENT SUPPLEMENT

                              GOVERNMENT PORTFOLIO



    AGREEMENT made as of the 15th day of December, 1996, by and between MainStay VP Series Fund, Inc. (the "Company") and MacKay-Shields Financial Corporation (the "Adviser").

    WHEREAS, the Company is an open-end management investment company, organized as a Maryland corporation, and consists of such separate investment series as have been or may be established and designated by the Directors of the Company from time to time;

    WHEREAS, a separate class of shares of the Company is offered to investors with respect to each investment series;

    WHEREAS, the Company has adopted a Master Investment Advisory Agreement ("Master Agreement") dated December 15, 1996, pursuant to which the Company has appointed the Adviser to provide the investment advisory services specified in that Master Agreement; and

    WHEREAS, Government Portfolio (the "Fund") is a separate investment series of the Company.

    NOW, THEREFORE, the Directors of the Company hereby take the following actions, subject to the conditions set forth:

    1. As provided for in the Master Agreement, the Company hereby adopts the Master Agreement with respect to the Fund, and the Adviser hereby acknowledges that the Master Agreement shall pertain to the Fund, the terms and conditions of such Master Agreement being hereby incorporated herein by reference.

    2. The term "Fund" as used in the Agreement shall, for purposes of this Supplement, pertain to the Fund.

    3. As provided in the Master Agreement and subject to further conditions as set forth therein, the Fund shall pay the Adviser a monthly fee based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month at the annual rate of 0.30% of the Fund's average daily net assets.

    4. This Supplement and the Master Agreement (together, the "Agreement") shall become effective with respect to the Fund on December 15, 1996 and shall continue in effect with respect to the Fund for a period of one year from the date hereof and from year to year thereafter, but only so long as such continuance is specifically approved at least annually in conformity with the requirements of the Investment Company Act of 1940 (the "1940 Act") and the rules thereunder. This Agreement may be terminated with respect to the Fund at any time, without payment of any penalty, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by vote of a majority of the Company's Board of Directors, or by the Adviser at any time, without the payment of any penalty, on not more than sixty (60) days' nor less than thirty (30) days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

                                   MAINSTAY VP SERIES FUND, INC., on behalf of GOVERNMENT PORTFOLIO

                                   By: /s/ ANNE F. POLLACK
                                       ------------------------------------
                                       Name:  Anne F. Pollack
                                       Title: President

                                   MACKAY-SHIELDS FINANCIAL CORPORATION

                                   By: /s/ RAVI AKHOURY
                                       ------------------------------------
                                       Name:  Ravi Akhoury
                                       Title: Chairman and CEO

                                  AMENDMENT
                                      TO
                             INVESTMENT ADVISORY
                             AGREEMENT SUPPLEMENT

    WHEREAS, MacKay-Shields Financial Corporation ("MacKay") is a party to a master investment advisory agreement with the MainStay VP Series Fund, Inc. (the "Fund") dated December 15, 1996 (the "Agreement");

    WHEREAS, MacKay also is a party to a supplement to the Agreement dated December 15, 1996 on behalf of the High Yield Corporate Bond Portfolio (the "Supplement");

    WHEREAS, MacKay has converted from a corporation to a limited liability company under Delaware law;

    WHEREAS, New York Life Insurance Company, the ultimate parent of MacKay, recommended to the Board of Directors of the Fund (the "Board") at its meeting on August 17, 1999 that the Board approve an amendment to the Agreement to reflect the conversion of MacKay to a limited liability corporation; and

    WHEREAS, the Board did so approve such amendment;

    NOW THEREFORE, the parties hereby agree as follows:

    Effective as of October 1, 1999, the Supplement is hereby amended to delete each reference to MacKay-Shields Financial Corporation in its entirety and replace it with MacKay Shields LLC.

    IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed by their duly authorized officers hereunto duly attested as of the date and year written below.

Date: November __, 1999.



                                   MainStay VP Series Fund, Inc.

                                By:
---------------------------        ---------------------------------
Attest


---------------------------        ---------------------------------
Title                              Title

                                   MacKay Shields LLC

                                By:
---------------------------        ---------------------------------
Attest


---------------------------        ---------------------------------
Title                              Title

                         MAINSTAY VP SERIES FUND, INC.

                              INVESTMENT ADVISORY
                              AGREEMENT SUPPLEMENT

                      HIGH YIELD CORPORATE BOND PORTFOLIO



    AGREEMENT made as of the 15th day of December, 1996, by and between MainStay VP Series Fund, Inc. (the "Company") and MacKay-Shields Financial Corporation (the "Adviser").

    WHEREAS, the Company is an open-end management investment company, organized as a Maryland corporation, and consists of such separate investment series as have been or may be established and designated by the Directors of the Company from time to time;

    WHEREAS, a separate class of shares of the Company is offered to investors with respect to each investment series;

    WHEREAS, the Company has adopted a Master Investment Advisory Agreement ("Master Agreement") dated December 15, 1996, pursuant to which the Company has appointed the Adviser to provide the investment advisory services specified in that Master Agreement; and

    WHEREAS, High Yield Corporate Bond Portfolio (the "Fund") is a separate investment series of the Company.

    NOW, THEREFORE, the Directors of the Company hereby take the following actions, subject to the conditions set forth:

    1. As provided for in the Master Agreement, the Company hereby adopts the Master Agreement with respect to the Fund, and the Adviser hereby acknowledges that the Master Agreement shall pertain to the Fund, the terms and conditions of such Master Agreement being hereby incorporated herein by reference.

    2. The term "Fund" as used in the Agreement shall, for purposes of this Supplement, pertain to the Fund.

    3. As provided in the Master Agreement and subject to further conditions as set forth therein, the Fund shall pay the Adviser a monthly fee based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month at the annual rate of 0.30% of the Fund's average daily net assets.

     4. This Supplement and the Master Agreement (together, the "Agreement") shall become effective with respect to the Fund on December 15, 1996 and shall continue in effect with respect to the Fund for a period of one year from the date hereof and from year to year thereafter, but only so long as such continuance is specifically approved at least annually in conformity with the requirements of the Investment Company Act of 1940 (the "1940 Act") and the rules thereunder. This Agreement may be terminated with respect to the Fund at any time, without payment of any penalty, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by vote of a majority of the Company's Board of Directors, or by the Adviser at any time, without the payment of any penalty, on not more than sixty (60) days' nor less than thirty (30) days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).




                                        MAINSTAY VP SERIES FUND, INC., on behalf of HIGH YIELD CORPORATE BOND PORTFOLIO


                                        By: /s/ ANNE F. POLLACK
                                           ------------------------------------
                                        NAME:    Anne F. Pollack
                                        TITLE:   President


                                        MACKAY-SHIELDS FINANCIAL CORPORATION



                                        By: /s/ RAVI AKHOURY
                                           -------------------------------------
                                        NAME:     Ravi Akhoury
                                        TITLE:    Chairman and CEO

                                   AMENDMENT
                                       TO
                              INVESTMENT ADVISORY
                              AGREEMENT SUPPLEMENT



     WHEREAS, MacKay-Shields Financial Corporation ("MacKay") is a party to a master investment advisory agreement with the MainStay VP Series Fund, Inc. (the "Fund") dated December 15, 1996 (the "Agreement");

     WHEREAS, MacKay also is a party to a supplement to the Agreement dated December 15, 1996 on behalf of the International Equity Portfolio (the "Supplement");

     WHEREAS, MacKay has converted from a corporation to a limited liability company under Delaware law;

     WHEREAS, New York Life Insurance Company, the ultimate parent of MacKay, recommended to the Board of Directors of the Fund (the "Board") at its meeting on August 17, 1999 that the Board approve an amendment to the Agreement to reflect the conversion of MacKay to a limited liability corporation; and

     WHEREAS, the Board did so approve such amendment;

     NOW THEREFORE, the parties hereby agree as follows:

     Effective as of October 1, 1999, the Supplement is hereby amended to delete each reference to MacKay-Shields Financial Corporation in its entirety and replace it with MacKay Shields LLC.

     IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed by their duly authorized officers hereunto daily attested as of the date and year written below.


Dated November__, 1999.



                                             MainStay VP Series Fund, Inc.


                                        By:
----------------------------               ----------------------------
Attest



----------------------------                ----------------------------
Title                                       Title

                                             MacKay Shields LLC


                                        By:
----------------------------               ----------------------------
Attest



----------------------------                ----------------------------
Title                                       Title

                         MAINSTAY VP SERIES FUND, INC.


                              INVESTMENT ADVISORY
                              AGREEMENT SUPPLEMENT

                         INTERNATIONAL EQUITY PORTFOLIO



     AGREEMENT made as of the 15th day of December, 1996, by and between MainStay VP Series Fund, Inc. (the "Company") and MacKay-Shields Financial Corporation (the "Adviser").

     WHEREAS, the Company is an open-end management investment company, organized as a Maryland corporation, and consists of such separate investment series as have been or may be established and designated by the Directors of the Company from time to time;

     WHEREAS, a separate class of shares of the Company is offered to investors with respect to each investment series;

     WHEREAS, the Company has adopted a Master Investment Advisory Agreement ("Master Agreement") dated December 15, 1996, pursuant to which the Company has appointed the Adviser to provide the investment advisory services specified in that Master Agreement; and

     WHEREAS, International Equity Portfolio (the "Fund") is a separate investment series of the Company.

     NOW, THEREFORE, the Directors of the Company hereby take the following actions, subject to the conditions set forth:

     1. As provided for in the Master Agreement, the Company hereby adopts the Master Agreement with respect to the Fund, and the Adviser hereby acknowledges that the Master Agreement shall pertain to the Fund, the terms and conditions of such Master Agreement being hereby incorporated herein by reference.

     2. The term "Fund" as used in the Agreement shall, for purposes of this Supplement, pertain to the Fund.

     3. As provided in the Master Agreement and subject to further conditions as set forth therein, the Fund shall pay the Adviser a monthly fee based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month at the annual rate of 0.60% of the Fund's average daily net assets.

     4. This Supplement and the Master Agreement (together, the "Agreement") shall become effective with respect to the Fund on December 15, 1996 and shall continue in effect with respect to the Fund for a period of one year from the date hereof and from year to year thereafter, but only so long as such continuance is specifically approved at least annually in conformity with the requirements of the Investment Company Act of 1940 (the "1940 Act") and the rules thereunder. This Agreement may be terminated with respect to the Fund at any time, without payment of any penalty, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by vote of a majority of the Company's Board of Directors, or by the Adviser at any time, without the payment of any penalty, on not more than sixty (60) days' nor less than thirty (30) days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).




                                        MAINSTAY VP SERIES FUND, INC., on behalf of INTERNATIONAL EQUITY PORTFOLIO


                                        By: /s/ ANNE F. POLLACK
                                           -------------------------------------
                                           Name:  Anne F. Pollack
                                           Title: President

                                        MACKAY-SHIELDS FINANCIAL CORPORATION


                                        By: /s/ RAVI AKHOURY
                                           -------------------------------------
                                           Name:  Ravi Akhoury
                                           Title: Chairman and CEO

                                   AMENDMENT
                                       TO
                              INVESTMENT ADVISORY
                              AGREEMENT SUPPLEMENT

     WHEREAS, MacKay-Shields Financial Corporation ("MacKay") is a party to a master investment advisory agreement with the MainStay VP Series Fund, Inc. (the "Fund") dated December 15, 1996 (the "Agreement");

     WHEREAS, MacKay also is a party to a supplement to the Agreement dated December 15, 1996, on behalf of the Total Return Portfolio (the "Supplement");

     WHEREAS, MacKay has converted from a corporation to a limited liability company under Delaware law;

     WHEREAS, New York Life Insurance Company, the ultimate parent of MacKay, recommended to the Board of Directors of the Fund (the "Board") at its meeting on August 17, 1999 that the Board approve an amendment to the Agreement to reflect the conversion of MacKay to a limited liability corporation; and

     WHEREAS, the Board did so approve such amendment;

     NOW THEREFORE, the parties hereby agree as follows:

     Effective as of October 1, 1999, the Supplement is hereby amended to delete each reference to MacKay-Shields Financial Corporation in its entirety and replace it with MacKay Shields LLC.

     IN WITNESS WHEREOF, the parties hereto have cause this amendment to be executed by their duly authorized officers hereunto duly attested as of the date and year written below.

Dated: November __, 1999.


                                                 MainStay VP Series Fund, Inc.


________________________________         By:  __________________________________
Attest


________________________________              __________________________________
Title                                         Title

                                              MacKay Shields LLC


_____________________________            By:  _________________________________
Attest


_____________________________                 _________________________________
Title                                         Title

                         MAINSTAY VP SERIES FUND, INC.

                              INVESTMENT ADVISORY
                              AGREEMENT SUPPLEMENT


                             TOTAL RETURN PORTFOLIO


     AGREEMENT made as of the 15th day of December, 1996, by and between MainStay VP Series Fund, Inc. (the "Company") and
MacKay-Shields Financial Corporation (the "Adviser").

     WHEREAS, the Company is an open-end management investment company, organized as a Maryland corporation, and consists of such separate investment series as have been or may be established and designated by the Directors of the Company from time to time;

     WHEREAS, a separate class of shares of the Company is offered to investors with respect to each investment series;

     WHEREAS, the Company has adopted a Master Investment Advisory Agreement ("Master Agreement") dated December 15, 1996, pursuant to which the Company has appointed the Adviser to provide the investment advisory services specified in that Master Agreement; and

     WHEREAS, Total Return Portfolio (the "Fund") is a separate investment series of the Company.

     NOW, THEREFORE, the Directors of the Company hereby take the following actions, subject to the conditions set forth:

     1. As provided for in the Master Agreement, the Company hereby adopts the Master Agreement with respect to the Fund, and the Adviser hereby acknowledges that the Master Agreement shall pertain to the Fund, the terms and conditions of such Master Agreement being hereby incorporated herein by reference.

     2. The term "Fund" as used in the Agreement shall, for purposes of this Supplement, pertain to the Fund

     3. As provided in the Master Agreement and subject to further conditions as set forth therein, the Fund shall pay the Adviser a monthly fee based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month at the annual rate of 0.32% of the Fund's average daily net assets.

     4. This Supplement and the Master Agreement (together, the "Agreement") shall become effective with respect to the Fund on December 15, 1996 and shall continue in effect with respect to the Fund for a period of one year from the date hereof and from year to year thereafter, but only so long as such continuance is specifically approved at least annually in conformity with the requirements of the Investment Company Act of 1940 (the "1940
Act") and the rules thereunder. This Agreement may be terminated with respect to the Fund at any time, without payment of any penalty, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by vote of a majority of the Company's Board of Directors, or by the Adviser at any time, without the payment of any penalty, on not more than sixty (60) days' nor less than thirty (30) days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).


                            MAINSTAY VP SERIES FUND, INC., on behalf of TOTAL RETURN PORTFOLIO


                            By:  /s/ ANNE F. POLLACK
                                -------------------------------------
                                 Name:   Anne F. Pollack
                                 Title:  President

                             MACKAY-SHIELDS FINANCIAL CORPORATION

                             By:  /s/ RAVI AKHOURY
                                 ------------------------------------
                                 Name:    Ravi Akhoury
                                 Title:   Chairman and CEO

                                   AMENDMENT
                                       TO
                              INVESTMENT ADVISORY
                              AGREEMENT SUPPLEMENT

     WHEREAS, MacKay-Shields Financial Corporation ("MacKay") is a party to a master investment advisory agreement with the MainStay VP Series Fund, Inc. (the "Fund") dated December 15, 1996 (the "Agreement");

     WHEREAS, MacKay also is a party to a supplement to the Agreement dated December 15, 1996 on behalf of the Value Portfolio (the "Supplement");

     WHEREAS, MacKay has converted from a corporation to a limited liability company under Delaware law;

     WHEREAS, New York Life Insurance Company, the ultimate parent of MacKay, recommended to the Board of Directors of the Fund (the "Board") at its meeting on August 17, 1999 that the Board approve an amendment to the Agreement to reflect the conversion of MacKay to a limited liability corporation; and

     WHEREAS, the Board did so approve such amendment;

     NOW THEREFORE, the parties hereby agree as follows:

     Effective as of October 1, 1999, the Supplement is hereby amended to delete each reference to MacKay-Shields Financial Corporation in its entirety and replace it with MacKay Shields LLC.

     IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed by their duly authorized officers hereunto duly attested as of the date and year written below.

Dated: November __, 1999.


                                                  MainStay VP Series Fund, Inc.

________________________________             By:  _____________________________
Attest

________________________________                  _____________________________
Title                                             Title

                                           MacKay Shields LLC


------------------------------       By:   -------------------------------
Attest



------------------------------             -------------------------------
Title                                      Title

                         MAINSTAY VP SERIES FUND, INC.

                              INVESTMENT ADVISORY
                              AGREEMENT SUPPLEMENT


                                VALUE PORTFOLIO


     AGREEMENT made as of the 15th day of December, 1996, by and between MainStay VP Series Fund, Inc. (the "Company") and MacKay-Shields Financial Corporation (the "Adviser").

     WHEREAS, the Company is an open-end management investment company, organized as a Maryland corporation, and consists of such separate investment series as have been or may be established and designated by the Directors of the Company from time to time;

     WHEREAS, a separate class of shares of the Company is offered to investors with respect to each investment series;

     WHEREAS, the Company has adopted a Master Investment Advisory Agreement ("Master Agreement") dated December 15, 1996, pursuant to which the Company has appointed the Adviser to provide the investment advisory services specified in that Master Agreement; and

     WHEREAS, Value Portfolio (the "Fund") is a separate investment series of the Company.

     NOW, THEREFORE, the Directors of the Company hereby take the following actions, subject to the conditions set forth:

     1. As provided for in the Master Agreement, the Company hereby adopts the Master Agreement with respect to the Fund, and the Adviser hereby acknowledges that the Master Agreement shall pertain to the Fund, the terms and conditions of such Master Agreement being hereby incorporated herein by reference.

     2. The term "Fund" as used in the Agreement shall, for purposes of this Supplement, pertain to the Fund.

     3. As provided in the Master Agreement and subject to further conditions as set forth therein, the Fund shall pay the Adviser a monthly fee based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month at the annual rate of 0.36% of the Fund's average daily net assets.

     4. This Supplement and the Master Agreement (together, the "Agreement") shall become effective with respect to the Fund on December 15, 1996 and shall continue in effect with respect to the Fund for a period of one year from the date hereof and from year to year thereafter, but only so long as such continuance is specifically approved at least annually in conformity with the requirements of the Investment Company Act of 1940 (the "1940 Act") and the rules thereunder. This Agreement may be terminated with respect to the Fund at any time, without payment of any penalty, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by vote of a majority or the Company's Board of Directors, or by the Adviser at any time, without the payment of any penalty, on not more than sixty (60) days' nor less than thirty (30) days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).



                              MAINSTAY VP SERIES FUND, INC., on behalf of VALUE PORTFOLIO


                              By:   /s/ ANNE F. POLLACK
                                 -------------------------------------
                                 Name:  Anne F. Pollack
                                 Title: President


                              MACKAY-SHIELDS FINANCIAL CORPORATION

                              By:   /s/ RAVI AKHOURY
                                 -------------------------------------
                                 Name:  Ravi Akhoury
                                 Title: Chairman and CEO





                                      -2-